Exhibit 10.4

PURCHASE AGREEMENT JOINDER

WHEREAS, GenCorp Inc., an Ohio corporation (the “Issuer”), Aerojet-General Corporation, an Ohio corporation (the “Existing Guarantor”) and the Initial Purchasers named therein (the “Initial Purchasers”) heretofore executed and delivered a Purchase Agreement, dated January 18, 2013 (the “Purchase Agreement”), providing for the issuance and sale of the Securities pursuant to the Purchase Agreement; and

WHEREAS, as required by the Purchase Agreement, each New Guarantor, which was originally not a party thereto, has agreed to join in the Purchase Agreement on the Acquisition Date.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, each New Guarantor party hereto hereby agrees for the benefit of the Initial Purchasers, as follows:

1.           Joinder.  Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit to enter into this Joinder Agreement (the “Joinder Agreement”), and acknowledges and agrees to (i) join and become a party to the Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to a Guarantor or a New Guarantor in the Purchase Agreement as if made by, and with respect to, each New Guarantor signatory hereto; and (iii) perform all obligations and duties required of a Guarantor or a New Guarantor pursuant to the Purchase Agreement.

2.           Representations and Warranties and Agreements.  Each of the undersigned New Guarantors hereby represents and warrants to and agrees with the Initial Purchasers that it has all the requisite corporate or organizational power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transactions contemplated hereby, that this Joinder Agreement has been duly and validly authorized and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms (subject to the Enforceability Exceptions).

3.           Counterparts.  This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form, facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

4.           Amendments.  No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5.           Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

6.           APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this agreement this 14th day of June 2013.

PRATT & WHITNEY ROCKETDYNE, INC., a Delaware corporation

By:	/s/ Kathleen E. Redd
	Name:	Kathleen E. Redd
	Title:	Vice President and Treasurer

ARDE, INC., a New Jersey corporation

By:	/s/ Kathleen E. Redd
	Name:	Kathleen E. Redd
	Title:	Vice President and Treasurer

ARDE-BARINCO, INC., a New Jersey corporation

By:	/s/ Kathleen E. Redd
	Name:	Kathleen E. Redd
	Title:	Vice President and Treasurer

The foregoing Joinder Agreement is hereby confirmed and accepted as of the date first above written.

MORGAN STANLEY & CO. LLC

By:	/s/ Nicholas Romig
	Name:	Nicholas Romig
	Title:	Authorized Signatory

[Signature Page to Purchase Agreement Joinder]